Goodwill	12 Months Ended
Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
NOTE 6 — GOODWILL
The changes in the carrying amount of goodwill by segment are noted in the following table.

	Consumer Brands	Michael Foods Group	Private Label	Total
Balance, September 30, 2012
Goodwill (gross)	$1,794.4	$—	$—	$1,794.4
Accumulated impairment losses	(427.8)	—	—	(427.8)
Goodwill (net)	$1,366.6	$—	$—	$1,366.6
Goodwill acquired	48.3	—	75.1	123.4
Currency translation adjustment	(0.3)	—	—	(0.3)
Balance, September 30, 2013
Goodwill (gross)	$1,842.4	$—	$75.1	$1,917.5
Accumulated impairment losses	(427.8)	—	—	(427.8)
Goodwill (net)	$1,414.6	$—	$75.1	$1,489.7
Goodwill acquired	109.7	1,347.2	154.1	1,611.0
Impairment loss	(212.6)	—	—	(212.6)
Purchase price true-up adjustment	(1.1)	—	—	(1.1)
Currency translation adjustment	(0.4)	—	0.1	(0.3)
Balance, September 30, 2014
Goodwill (gross)	$1,950.6	$1,347.2	$229.3	$3,527.1
Accumulated impairment losses	(640.4)	—	—	(640.4)
Goodwill (net)	$1,310.2	$1,347.2	$229.3	$2,886.7

Goodwill represents the excess of the cost of acquired businesses over the fair market value of their identifiable net assets. The Company conducts a goodwill impairment qualitative assessment during the fourth quarter of each fiscal year following the annual forecasting process, or more frequently if facts and circumstances indicate that goodwill may be impaired. The goodwill impairment qualitative assessment requires an assessment to determine if it is more likely than not that the fair value of the business is less than its carrying amount. If adverse qualitative trends are identified that could negatively impact the fair value of the business, a qualitative goodwill impairment test is performed. In fiscal years 2014 and 2013, the Company elected not to perform a qualitative assessment and instead performed a quantitative impairment test for all reporting units.
The estimated fair value is determined using a combined income and market approach with a greater weighting on the income approach (75% of the calculation for all reporting units, excluding Dymatize which is 100%). The income approach is based on discounted future cash flows and requires significant assumptions, including estimates regarding future revenue, profitability, and capital requirements. The market approach (25% of the calculation or all reporting units, excluding Dymatize which is 0%) is based on a market multiple (revenue and EBITDA which stands for earnings before interest, income taxes, depreciation, and amortization) and requires an estimate of appropriate multiples based on market data.
As of September 30, 2014, the Company recorded a total charge of $212.6 for the impairment of goodwill related to businesses within the Consumer Brands segment. The impairment charge includes $181.3 related to Post Foods primarily resulting from the acceleration of declines within the branded ready-to-eat cereal category. Additionally, the expectation is that revenue and profit growth for Post Foods will be challenged in the medium to long-term. Impairment charges of $31.3 resulted from reduced near-term profitability related to supply chain disruptions at Dymatize, which were identified subsequent to the initial valuation at the acquisition date of February 1, 2014, and incremental remediation expenses.
These fair value measurements fell within Level 3 of the fair value hierarchy as described in Note 13. The goodwill impairment losses are aggregated with trademark impairment losses in “Impairment of goodwill and other intangible assets” in the Consolidated Statement of Operations.